UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant☒	Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Brandywine Realty Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Logo BRANDYWINE REALTY TRUST 2929 ARCH STREET SUITE 1800 PHILADELPHIA, PA 19104 Your Vote Counts! BRANDYWINE REALTY TRUST 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET You invested in BRANDYWINE REALTY TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by May 27, 2026, 11:59 PM ETat www.Proxyvote.com Vote Virtually at the Meeting* May 28, 2026 10:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/BDN2026 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. We encourage you to access and review the important information contained in the proxy materials, which are available on the Internet or by mail, before voting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Trustees Nominees: 1a. Reginald DesRoches For 1b. James C. Diggs For 1c. H. Richard Haverstick, Jr. For 1d. Joan M. Lau For 1e. Charles P. Pizzi For 1f. Gerard H. Sweeney For 2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026. For 3. Provide a non-binding, advisory vote on our executive compensation. For 4. Adoption of an amendment to the 2023 Long-Term Incentive Plan to increase the term of the plan and the number of the common shares that may be issued thereunder. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted by the proxies appointed hereby in their discretion on the matter. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.